A copy of certain  financial  information  of  Engineered  Wire  Products,  Inc.
("EWP") is presented below. Such financial information is limited in scope, covers a limited time period and has been prepared solely for purposes of internal reporting within Keystone Consolidated Industries, Inc. The financial information is unaudited and does not purport to show the financial statements of EWP in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed on this financial information. There can be no assurance that such financial information is complete.


                            ENGINEERED WIRE PRODUCTS
                             STATEMENT OF OPERATIONS
                       FOR THE PERIOD ENDED APRIL 30, 2004

                               ($'s IN THOUSANDS)

                                                     Year to date
April 2004                                            April 2004
----------                                           -----------
  $6,787        SALES - OUTSIDE CUSTOMERS              $17,877
       0        SALES - INTERCOMPANY                         0
----------                                           -----------

   6,787        NET SALES                               17,877

   4,581        VARIABLE PRODUCTION COSTS               12,791
----------                                           -----------

   2,206        VARIABLE CONTRIBUTION                    5,086
----------                                           -----------

     147        MANUFACTURING FIXED COSTS                  561
      87        DEPRECIATION                               348
----------                                           -----------

     234        TOTAL FIXED COSTS                          909
----------                                           -----------

   1,972        GROSS PROFIT                             4,177
----------                                           -----------

     185        SELLING EXPENSE                            657
     183        ADMINISTRATIVE EXPENSE                     648
----------                                           -----------

     368        TOTAL SELLING & ADMIN.EXPENSE            1,305
----------                                           -----------

   1,604        OPERATING PROFIT                         2,872

       0        EARNINGS IN UNCONSOL. SUBSIDIARIES           0
       0        INTEREST INCOME                              0
      23        INTEREST EXPENSE                           138
       3        OTHER INCOME (EXPENSE)                       3
       0        GAIN ON SALE OF FIXED ASSETS                 0
----------                                           -----------

   1,584        INCOME BEFORE TAXES                      2,737

     626        INCOME TAXES                             1,081
----------                                           -----------

     958        INCOME FROM OPERATIONS                   1,656
       0        ACCOUNTING CHANGE                            0
       0        MINORITY INTEREST                            0
----------                                           -----------

----------                                           -----------
    $958        NET INCOME                              $1,656
==========                                           ===========

                            ENGINEERED WIRE PRODUCTS
                                  BALANCE SHEET
                                 APRIL 30, 2004


CURRENT ASSETS:
  CASH                                                           $276
  NOTES & ACCOUNT RECEIVABLE NET                                7,045

 INVENTORIES AT COST                                            8,390
   LESS LIFO RESERVE                                                0
                                                       ---------------
 INVENTORIES AT LIFO                                            8,390
                                                       ---------------

  PREPAID EXPENSES                                                  1
  DEFERRED INCOME TAXES                                             0
  OTHER CURRENT ASSETS                                              0
                                                       ---------------
   TOTAL CURRENT ASSETS                                        15,712
                                                       ---------------

 PROPERTY PLANT & EQUIPMENT AT COST                            18,663
    LESS ACCUMULATED DEPRECIATION                              11,818
                                                       ---------------
      NET PLANT, PROPERTY & EQUIPMENT                           6,845
                                                       ---------------

  OTHER LONG TERM ASSETS                                            0
                                                       ---------------

    TOTAL  ASSETS                                             $22,557
                                                       ===============

LIABILITIES AND EQUITIES:
  REVOLVING LOAN FACILITY                                        $276
  NOTES PAYABLE & CURRENT L.T. DEBT                             1,382
  KCI LOAN ACCOUNT                                                 57
  INTERCOMPANY ACCOUNTS PAYABLE                                 4,017
  ACCOUNTS PAYABLE                                                163
  ACCRUED LIABILITIES                                           1,068
  ACCRUED PENSIONS                                                 75
  INCOME TAXES PAYABLE                                          1,081
                                                       ---------------
     TOTAL CURRENT LIABILITIES                                  8,119
                                                       ---------------

  LONG TERM DEBT                                                5,002
  LONG TERM OTHER                                                   0
                                                       ---------------

                                                       ---------------
     TOTAL LONG TERM LIABILITIES                                5,002
                                                       ---------------


     TOTAL EQUITY                                               9,436
                                                       ---------------

TOTAL LIABILITIES & EQUITY                                    $22,557
                                                       ===============

                                  Page 2 of 3

                            ENGINEERED WIRE PRODUCTS
                             STATEMENT OF CASH FLOWS
                        FOUR MONTHS ENDED APRIL 30, 2004

                                 (IN THOUSANDS)

                                      YTD
                                     ACTUAL
                                     ------
CASH FLOWS FROM OPERATING ACTIVITIES:

NET INCOME                                                      $1,656

   PROVISION FOR DEPRECIATION                                      348
   PROVISION FOR BAD DEBT ALLOWANCE                                 13
   CHANGE IN ASSETS AND LIABILITIES:
    (INCREASE) DECREASE ACCTS. & NOTES REC.                     (3,818)
    (INCREASE) DECREASE INVENTORY                               (1,738)
    (INCREASE) DECREASE PREPAID EXPENSES                         3,380
    (INCREASE) DECREASE OTHER ASSETS                                 0
     INCREASE (DECREASE) ACCTS PAY.                               (271)
     INCREASE (DECREASE) ACCRUED PENSIONS                           75
     INCREASE (DECREASE) OTHER LIABILITIES                         967
     INCREASE (DECREASE) INTERCO ACCTS PAY.                      4,017
                                                        ---------------

NET ADJUSTMENTS                                                  2,973
                                                        ---------------

NET CASH PROVIDED (USED) BY OPERATIONS                           4,629
                                                        ---------------

  CASH FLOW FROM INVESTING ACTIVITIES:
    PROCEEDS FROM SALE OF PP & E                                     0
    CAPITAL EXPENDITURES                                          (102)
    OTHER, NET                                                       0
                                                        ---------------

NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                  (102)
                                                        ---------------

CASH FLOW FROM FINANCING ACTIVITIES:
   REVOLVING CREDIT FACILITY, NET                               (3,721)
   REPAYMENTS OF OTHER DEBT                                       (462)
   PROCEEDS OF OTHER DEBT                                        6,776
   INCREASE (DECREASE) KCI LOAN                                 (7,115)
   OTHER, NET                                                        0
                                                        ---------------

NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                (4,522)
                                                        ---------------


NET INCREASE (DECREASE) IN CASH                                      5

CASH AT BEGINNING OF PERIOD                                        271
                                                        ---------------


CASH AT END OF PERIOD                                              276

                                   Page 3 of 3